Exhibit 99.2
1 Preliminary Fourth Quarter 2023 Earnings Supplement Fourth Quarter 2023 Preliminary Earnings Supplement January 18, 2024

2 Preliminary Fourth Quarter 2023 Earnings Supplement Forward-Looking Statements Statements made during this presentation that set forth expectations, predictions, projections or are about future events are based on facts and situations that are known to us as of January 18, 2024. We believe that our expectations and assumptions are reasonable. Actual results may differ materially, due to risks and uncertainties, such as those described on pages 14-24 of our Form 10-K filed on February 24, 2023 and other subsequent filings by Matson with the SEC. Statements made during this presentation are not guarantees of future performance. We do not undertake any obligation to update our forward-looking statements.

3 Preliminary Fourth Quarter 2023 Earnings Supplement Preliminary Fourth Quarter 2023 Results • Matson’s Ocean Transportation and Logistics business segments performed well in 4Q23, capping off a solid year for both business segments • Ocean Transportation: – Our China service experienced solid freight demand with higher YoY volume but lower YoY freight rates, which when combined with higher operating costs across all tradelanes resulted in a YoY decline in operating income – Lower YoY volumes in Hawaii and Alaska and higher YoY volume in Guam • Logistics: – Lower YoY operating income primarily due to a lower contribution from transportation brokerage • In 4Q23: – Repurchased ~0.5 million shares for a total cost of $47.9 million • Expect to provide 2024 annual financial outlook with the release of 4Q23 earnings in February

4 Preliminary Fourth Quarter 2023 Earnings Supplement Preliminary Fourth Quarter 2023 Results (continued) (1) Total debt is presented before any adjustment for deferred loan fees as required by U.S. GAAP. • The effective income tax rate for 4Q23 is estimated to be higher than the approximately 23 percent previously forecast primarily due to discrete tax adjustments December 31, 2023 Quarter Ended ($ in millions, except per share data) Preliminary Range ($ in millions) December 31, 2023 INCOME STATEMENT BALANCE SHEET Operating Income Total debt Ocean transportation $ 79.8 $ 61.0 - $ 66.0 Private placement term loans $ 160.6 Logistics 12.8 8.0 - 9.0 Title XI debt 280.0 Total operating income 92.6 69.0 - 75.0 Revolving credit facility ‒ Total debt (1) $ 440.6 Other income (expense), net 2.2 1.6 - 1.6 Interest income 6.9 9.8 - 9.8 Cash and cash equivalents $ 134.0 Interest expense (3.7) (2.4) - (2.4) Income before taxes 98.0 78.0 - 84.0 Capital Construction Fund $ 599.4 Income taxes 20.0 20.3 - 21.8 Effective income tax rate 20.4% 26.0% - 26.0% Net income $ 78.0 $ 57.7 - $ 62.2 Diluted EPS $ 2.10 $ 1.65 - $ 1.78 Quarter Ended December 31, 2022 Quarter Ended

5 Preliminary Fourth Quarter 2023 Earnings Supplement Additional Commentary • Currently in the Transpacific marketplace, we continue to see steady U.S. consumer demand, which we expect to lead to similar demand for Matson’s CLX and CLX+ services in 2024 as in 2023 • Absent a significant change in the trajectory of the U.S. economy, we expect trade dynamics across all our tradelanes in 2024 to be comparable to 2023 as consumer-related spending activity is expected to remain stable

6 Preliminary Fourth Quarter 2023 Earnings Supplement Hawaii Service Fourth Quarter 2023 Performance • Container volume decreased 1.9% YoY due to lower general demand – 4Q23 volume was 5.1% lower than volume achieved in 4Q19 Container Volume (FEU Basis) 25,000 27,000 29,000 31,000 33,000 35,000 37,000 39,000 41,000 Q1 Q2 Q3 Q4 2022 2023 (1.9)%

7 Preliminary Fourth Quarter 2023 Earnings Supplement China Service Fourth Quarter 2023 Performance Container Volume (FEU Basis) 8,000 13,000 18,000 23,000 28,000 33,000 38,000 43,000 48,000 53,000 Q1 Q2 Q3 Q4 2022 2023 Note: CCX service started in 3Q21 and ended in 3Q22. • Container volume increased 23.3% YoY – Higher volumes for both CLX and CLX+ • Lower average freight rates YoY, but higher than in 4Q19 23.3%

8 Preliminary Fourth Quarter 2023 Earnings Supplement Guam Service Fourth Quarter 2023 Performance Container Volume (FEU Basis) 3,000 3,500 4,000 4,500 5,000 5,500 6,000 Q1 Q2 Q3 Q4 2022 2023 • Container volume increased 2.0% YoY primarily due to higher general demand – 4Q23 volume 4.2% higher than volume achieved in 4Q19 2.0%

9 Preliminary Fourth Quarter 2023 Earnings Supplement Alaska Service Fourth Quarter 2023 Performance • Container volume decreased 0.6% YoY – Lower export seafood volume on AAX – Higher northbound volume due to an additional sailing – Higher southbound volume due to higher domestic seafood volume • 4Q23 volume 20.3% higher than volume achieved in 4Q19 Container Volume (FEU Basis) 10,000 12,000 14,000 16,000 18,000 20,000 22,000 24,000 26,000 Q1 Q2 Q3 Q4 2022 2023 (0.6)%

10 Preliminary Fourth Quarter 2023 Earnings Supplement Matson Logistics Fourth Quarter 2023 Performance Operating Income $ 0.0 $ 5.0 $ 10.0 $ 15.0 $ 20.0 $ 25.0 Q1 Q2 Q3 Q4 $ in millions 2022 2023 • Operating income of $8.0 to $9.0 million; YoY decrease of approximately $3.8 to $4.8 million – Lower contribution from transportation brokerage $8.0 to $9.0 million